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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): October 16, 2003

                           Commission File No. 0-23621




                              MKS INSTRUMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)




             MASSACHUSETTS                               04-2277512
(State or Other Jurisdiction of Incorporation)         (I.R.S. Employer
                                                      Identification No.)

  SIX SHATTUCK ROAD, ANDOVER, MASSACHUSETTS                01810
  (Address of Principal Executive Offices)               (Zip Code)


                                 (978) 975-2350
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)


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This report is being filed to disclose information required pursuant to Item 11 of the Registration Statement on Form S-3 filed by MKS Instruments, Inc. ("MKS") with the Securities and Exchange Commission on April 10, 2000, as amended by the Registration Statement on Form S-3/A filed by MKS with the Securities and Exchange Commission on July 14, 2000. This report provides current combined pro forma financial data related to the acquisition on January 31, 2002 by MKS of the ENI business of Emerson Electric Co.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Unaudited Pro Forma Financial Information

Included as Exhibit 99.1 to this Form 8-K, and incorporated herein by reference, are unaudited pro forma combined consolidated financial statements for the year ended December 31, 2002 as follows:

     Unaudited Pro Forma Combined Consolidated Statement of Operations for the Year ended December 31, 2002

     Notes to the Unaudited Pro Forma Combined Consolidated Statement of Operations


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MKS INSTRUMENTS, INC.



Date: October 16, 2003                   By: /s/ Ronald C. Weigner
                                             -------------------------------
                                              Ronald C. Weigner
                                              Vice President and
                                              Chief Financial Officer








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                                  EXHIBIT INDEX


EXHIBIT NO.                                DESCRIPTION
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99.1                     Unaudited Pro Forma Combined Consolidated Statement of
                         Operations and Related Notes




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